Exhibit 99.2
Third Quarter 2022 Financial Results & Business Update September 8, 2022 Exhibit 99.2

© 2022 FuelCell Energy Confidential 2 This presentation contains forward - looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future financial performance that involve certain contingencies and uncertainties, including those discussed in our Annual Report on Form 10 - K for the fiscal year ended October 31 , 2021 , in the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations” .. The forward - looking statements include, without limitation, statements with respect to the Company’s anticipated financial results and statements regarding the Company’s plans and expectations regarding the continuing development, commercialization and financing of its current and future fuel cell technologies, the expected timing of completion of the Company’s ongoing projects, the Company’s business plans and strategies, the markets in which the Company expects to operate, and the size and scope of its total addressable market opportunities, which is an estimate based on currently available public information and the application of management’s current assumptions and business judgment .. Projected and estimated numbers contained herein are not forecasts and may not reflect actual results .. These forward - looking statements are not guarantees of future performance, and all forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected .. Factors that could cause such a difference include, without limitation : general risks associated with product development and manufacturing ; general economic conditions ; changes in interest rates, which may impact project financing ; supply chain disruptions ; changes in the utility regulatory environment ; changes in the utility industry and the markets for distributed generation, distributed hydrogen, and fuel cell power plants configured for carbon capture or carbon separation ; potential volatility of commodity and energy prices that may adversely affect our projects ; availability of government subsidies and economic incentives for alternative energy technologies ; our ability to remain in compliance with U .. S .. federal and state and foreign government laws and regulations and the listing rules of The Nasdaq Stock Market ; rapid technological change ; competition ; the risk that our bid awards will not convert to contracts or that our contracts will not convert to revenue ; market acceptance of our products ; changes in accounting policies or practices adopted voluntarily or as required by accounting principles generally accepted in the United States ; factors affecting our liquidity position and financial condition ; government appropriations ; the ability of the government and third parties to terminate their development contracts at any time ; the ability of the government to exercise “march - in” rights with respect to certain of our patents ; our ability to successfully market and sell our products internationally ; our ability to implement our strategy ; our ability to reduce our levelized cost of energy and deliver on our cost reduction strategy generally ; our ability to protect our intellectual property ; litigation and other proceedings ; the risk that commercialization of our products will not occur when anticipated or, if it does, that we will not have adequate capacity to satisfy demand ; our need for and the availability of additional financing ; our ability to generate positive cash flow from operations ; our ability to service our long - term debt ; our ability to increase the output and longevity of our platforms and to meet the performance requirements of our contracts ; our ability to expand our customer base and maintain relationships with our largest customers and strategic business allies ; changes by the U .. S .. Small Business Administration or other governmental authorities to, or with respect to the implementation or interpretation of, the Coronavirus Aid, Relief, and Economic Security Act, the Paycheck Protection Program or related administrative matters ; and concerns with, threats of, or the consequences of, pandemics, contagious diseases or health epidemics, including the novel coronavirus, and resulting supply chain disruptions, shifts in clean energy demand, impacts to our customers’ capital budgets and investment plans, impacts to our project schedules, impacts to our ability to service existing projects, and impacts on the demand for our products, as well as other risks set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10 - K for the fiscal year ended October 31 , 2021 .. The forward - looking statements contained herein speak only as of the date of this presentation .. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based .. The Company refers to non - GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the Company’s earnings release and the appendix to t his presentation for further disclosure and reconciliation of non - GAAP financial measures. (As used herein, the term “GAAP” refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annu al Report on Form 10 - K for the fiscal year ended October 31, 2021, filed with the SEC on December 29, 2021, our Form 10 - Q for the three months ended July 31, 2022, filed with the SEC on Sep tember 8, 2022, and our earnings release for the third fiscal quarter of 2022, filed as an exhibit to our Current Report on Form 8 - K filed with the SEC on September 8, 2022. Safe Harbor Statement

FuelCell Energy:
A Global Leader in Fuel Cell Technology – Operating Since 1969

FUELCELL ENERGY IS:

A global leader in decarbonizing power and producing hydrogen through our proprietary fuel cell technology

Working to:

- Produce low- to zero-carbon power
- Capture carbon and greenhouse gasses while simultaneously generating power; Negligible NOx or SOx emissions
- Supply green or blue hydrogen power
- Store energy from intermittent renewables by converting excess power to hydrogen – then converting hydrogen back into power when it's needed or delivering to other applications

COMPANY HIGHLIGHTS[1]

HQ Danbury, Connecticut	**~500** Employees	**95** Platforms in Commercial Operation[3]	**3** Continents
FCEL Listing: NASDAQ	**>225 MW** Capacity in Field	**>12** Million MWhs generated with SureSource Patented Technology	

[1] As of July 31, 2022 [2] Percentages of FY21 and year-to-date ended 7/31/2022 revenue

[3] Note that certain sites have multiple platforms. As an example, our 14.9 MW Bridgeport project site has five SureSource 3000 platforms. As of July 31, 2022, there are 38 sites with the Company's carbonate fuel cell platforms.

DEMAND FOR CLEAN, RELIABLE ELECTRICITY DRIVING ADOPTION OF FUEL CELL TECHNOLOGY

REVENUE BREAKDOWN[2]

FY 2021 Total Revenue: $69.6M


37%
28%
0%
35%

YTD 7/31/2022 Total Revenue: $91.3M


15%
15%
30%
40%
Service & License
Advanced Technologies
Generation
Product

FuelCell Energy

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© 2022 FuelCell Energy Confidential 4 Purpose Statement DECARBONIZE POWER — PRODUCE HYDROGEN Our purpose: Enable the world to be empowered by clean energy

Key Messages

1 Advancing strategic agenda to achieve long-term goals

- Delivered six modules Ex Works to Korea Fuel Cell Co. (“KFC”) during the quarter; Additional eight modules to fulfill the order placed by KFC in June 2022 are manufactured and expected to be delivered Ex Works in the fourth quarter of Fiscal 2022
- Began the initial conditioning phase of certain portions of the 2.3 MW Tri-gen (hydrogen, electricity, water) project for Toyota at the Port of Long Beach
- Continuing to invest in R&D activities and increased manufacturing capacity to drive commercialization of our differentiated solid oxide fuel cell and electrolysis platform
- Significant progress on capacity optimization for carbonate platform; goal of achieving 100 MW of annualized integrated onsite manufacturing and conditioning capacity

2 Continuing progress for Advanced Technologies

- Working to advance fuel cell carbon capture and storage technology closer to commercialization, including conducting a joint market study with ExxonMobil Technology and Engineering Company (“EMTEC”)

3 Continuing to build our scale and growth path internationally

- Scaling commercial organization in Korea in support of building a pipeline of opportunities in Korea and the broader Asian market
- Entered into MOUs to develop projects in Korea (KEPCO) and North Africa (TuNur)





Top Photo: Rendering of FuelCell Energy’s solid oxide fuel cell

Bottom Photo: Tri-Generation platform under construction at the Toyota port operations in Long Beach, California

FuelCell Energy

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© 2022 FuelCell Energy Confidential 6 Inflation Reduction Act Photo: President Biden signs into law the Inflation Reduction Act We Believe Our Broad Array of Solutions is Uniquely Positioned to Benefit What does this legislation mean for FuelCell Energy, for our Customers and our Community: • Improved Investment Tax Credit (“ITC”) structure • Bolsters existing projects in process to at least 30% ITC • Ability to improve ITC (up to 50%) with U.S. content, manufacturing, and site location provisions for brownfields and economically challenged areas • Flexibility in method to realize the ITC, including the sale of the ITC benefit • Ability to include interconnection costs as ITC eligible for projects under 5 MW • Expansion of the Section 45Q tax credit provisions in the U.S. tax code intended to incentivize investment in carbon capture and carbon separation applications • Significant tailwind for clean hydrogen production though Production Tax Credits (“PTC”)

Our Technologies Will Provide Optionality as Energy Transition Evolves

Revitalizing Communities Through Brownfield Development

- Bridgeport Fuel Cell Park, a 14.9 MW project located in Bridgeport, CT, is a utility-scale distributed power solution that revitalized a 1 ½ acre brownfield site and contributes to the economic redevelopment in the area.



Image:
Bridgeport Fuel Cell Park

Grid Resiliency

- FuelCell Energy has built several utility microgrid applications, including a microgrid fuel cell at the University of California – San Diego, that supports critical building loads with independent capabilities.



Image:
UC San Diego microgrid enabled fuel cell platform

Distributed Hydrogen

- Building hydrogen distribution platform in Long Beach to support Toyota's operations to fuel zero emission FCEVs and provide clean water.
- Will enable hydrogen transportation
- No pipeline infrastructure needed



Image:
Rendering of Tri-Generation Fuel Cell Project at the Toyota Facility at the Port of Long Beach, California

Carbon Capture / Carbon Separation

- Fuel cells can separate carbon dioxide from an external exhaust stream, making the carbon dioxide easier to capture and sequester (approximately 90% CO_2 capture, 70% NOx elimination).
- CO_2 can be either sequestered or used in applications such as food and beverage and agriculture.



Image:
The Scotford Upgrader, a Canadian oil sands bitumen processor, is the site of a recently announced carbon capture project with FuelCell Energy

FuelCell Energy

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© 2022 FuelCell Energy Confidential Q3 2022 Financial Performance 8

© 2022 FuelCell Energy Confidential 9 • Revenues increased 61% to $43.1M, primarily driven by Product sales and a 75% increase in Generation revenues, partially offset by decrease in Service revenues • Loss from operations increased to $(28.0)M compared to $(10.6)M, reflecting − Administrative and selling expenses related to rebranding and accelerating sales and commercialization efforts − Increased R&D spending on ongoing commercial development efforts related to our solid oxide platform and carbon capture solutions − $6.9M of non - capitalizable costs related to construction of the Toyota project − Lower margin for Advanced Technologies • Net loss of $(29.0)M compared to $(12.0)M • Net loss per basic and diluted share of $(0.08) compared to $(0.04) • Adjusted EBITDA of $(20.8)M compared to $(5.2)M 1 • Strong cash position of $479.6M as of July 31, 2022 Third Quarter of Fiscal 2022 Highlights 1 Reconciliation of Adjusted EBITDA to most directly comparable GAAP financial measure is included in the appendix Photo: 7.4MW power platform in Yaphank, New York

© 2022 FuelCell Energy Confidential 10 NET LOSS TO COMMON STOCKHOLDERS, NET LOSS, LOSS FROM OPERATIONS AND ADJUSTED EBITDA 1 ($M) $0.149 $0.112 $1.109 $1.103 $0.040 $0.030 $0.038 Q3 2021 Q3 2022 $1.284 $1.299 Third Quarter of Fiscal 2022 Financial Performance and Backlog ■ Adv. Tech. ■ Generation ■ Service + License $(12.8) $(30.2) $(12.0) $(29.0) $(10.6) $(28.0) $(5.2) $(20.8) 3Q21 3Q22 ▪ Net Loss to Common Stockholders ▪ Loss from Operations ▪ Adjusted EBITDA 1 ▪ Net Loss Q3 2021 Q3 2022 1 Refer to reconciliation in Appendix. ■ Product • Adjusted EBITDA of $(20.8)M compared to $(5.2)M, driven primarily by a gross loss (compared to a gross profit in the third quarter of fiscal 2021) and higher operating expenses. • Administrative and selling expenses increased to $14.2M from $8.7M, reflecting investments in rebranding, accelerating sales and commercialization efforts, and an increase in compensation expense from increased headcount. R&D expenses of $9.7M reflect increased spending on ongoing commercial development efforts related to the Company’s solid oxide platform and carbon capture solutions. Backlog decreased by approximately 1.1% to $1.28 billion as of July 31, 2022, compared to $1.30 billion as of July 31, 2021, primarily as a result of a reduction in Service and Advanced Technologies backlog, offset by the addition of product sales backlog ( specifically, the addition of product sales backlog from the module order received from KFC). Advanced Technologies contract backlog primarily represents remaining revenue under the EMTEC Joint Development Agreement and government projects .. Note that in the first quarter of fiscal 2022, approximately $22.2 million of backlog which was previously classified as “Service and license” backlog was reclassified to “Product” backlog as a result of the settlement agreement with POSCO Energy and KFC .. BACKLOG AS OF JULY 31 ($B)

Cash, Liquidity and Project Assets

STRONG LIQUIDITY

Total cash, restricted cash and equivalents of $479.6M[1]

- Unrestricted cash and cash equivalents of $456.5M[1], an increase of $24.3M (or ~5.6%) compared to October 31, 2021
- Sale of approximately 18.5M shares of common stock during the quarter resulting in net proceeds of approximately $65.6M *(Of this total, net proceeds of ~$38.4M were received subsequent to quarter end)*

Strong liquidity enhances the Company's ability to accelerate strategic initiatives through increased investment in project assets, manufacturing, R&D, sales and marketing efforts

GROWING PROJECT ASSETS

Total project assets[2] grew to $274.0M as of July 31, 2022, reflecting progress made against project backlog

CASH AND EQUIVALENTS ($M)


$9.4
$30.3
$39.8
$149.9
$42.2
$192.1
$432.2
$28.0
$460.2
$456.5
$23.2
$479.6
10/31/19
10/31/20
10/31/21
7/31/22
Restricted
Unrestricted

PROJECT ASSETS[2] ($M)


$75.1
$84.9
$160.0
$99.4
$91.2
$190.6
$116.3
$126.8
$243.1
$164.7
$109.3
$274.0
10/31/19
10/31/20
10/31/21
7/31/22
In Development
Completed

[1] As of 7/31/22 [2] Project assets consist of capitalized costs for fuel cell projects and excludes accumulated depreciation. Net of depreciation, project assets totaled $246.0 million as of July 31, 2022.

STRONG LIQUIDITY TO FUND PROJECTS IN DEVELOPMENT AND COMMERCIALIZATION ACTIVITIES

FuelCell Energy
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FY2022 Projected Investments for Future Growth

LARGE SCALE INVESTMENT TO ENABLE THE COMPANY TO COMPETE AND MEET THE MARKET NEEDS IN MEDIUM- AND LONG-TERM

Total Planned Capital Expenditures of $20M to $30M for Fiscal Year 2022

- Investments in our factories for carbonate and solid oxide production capacity expansion
- Addition of test facilities for new products and components
- Expansion of laboratories
- Upgrades to and expansion of our business systems

Total Planned Company Funded R&D Expenditures of $30M to $40M in Fiscal Year 2022 to Accelerate Commercialization of our Advanced Technologies Solutions

- Distributed hydrogen
- Hydrogen-based long duration energy storage
- Hydrogen power generation

Total Planned Investment of $40M to $60M in Project Assets in our Generation Portfolio Backlog in Fiscal Year 2022



Capital Expenditures ($M)
$0.4
$6.4
$20 – $30
FY2020
FY2021
FY2022E



Research and Development ($M)
$4.8
$11.3
$30 – $40
FY2020
FY2021
FY2022E

FuelCell Energy
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© 2022 FuelCell Energy Confidential Strategy Review 13

© 2022 FuelCell Energy Confidential 14 Powerhouse Business Strategy Scale Our Existing Platform to Support Growth Innovate for the Future Grow Significant Market Opportunities • Invest • Extend process leadership • Broaden & deepen our human capital • Continue product innovations • Deepen participation in the developing hydrogen economy • Optimize the core business • Drive commercial excellence • Expand geographically and by market SCALE INNOVATE GROW HAVING MADE SUBSTANTIAL PROGRESS ON KEY INITIATIVES, WE HAVE PIVOTED TO GROW, SCALE AND INNOVATE

© 2022 FuelCell Energy Confidential 15 WE ARE COMMITTED TO NET ZERO At Fuel Cell Energy, we're doing our part by developing a plan to reduce our carbon emissions to net zero by 2050. This year, we are: • Calculating our organizational carbon footprint baseline • Conducting product life cycle assessments (LCAs) to understand emissions throughout the value chain • Setting short term goals (2030) and long - term goals (2050) aligned with science - based targets • Developing a roadmap to net zero emissions to guide our Scope 1, 2 and 3 emissions reduction goals • Engaging employees on our net zero journey Our next zero commitment is supported by a cross - functional team of strategic and operational leaders across the company, sponsored by our Chief Financial Officer. Oversight of the project is provided by the Environmental, Social, Governance and Nominating Committee of the Board of Directors. WE ARE ALIGNED We Are Committed to Net Zero Our purpose: Enable the world to be empowered by clean energy SCOPE 1 & SCOPE 2 Net Zero 2030 Introduced our online carbon savings calculator in August 2022 A new Carbon Savings Calculator for companies looking to gain greater insight into how the carbon dioxide ( CO 2 ) produced by their operation across Scope 1 and Scope 2 emissions can be recycled and used in their business .. Named Betsy Schaefer FuelCell Energy’s Sustainability Officer

Key Takeaways

1. Transformed balance sheet since implementation of Powerhouse Business Strategy
2. Multiple sources of funding resulting in strengthened financial liquidity
3. Strong backlog with recurring revenues from long-term contracts. Targeting increasing product sales in the U.S., Asia, and Europe bundled with long-term service contracts
4. Strong financial foundation, expected to enable us to grow, scale, and innovate, while exploring strategic opportunities for partnerships
5. Thoughtfully allocating capital to fund the next phase of growth aligned with addressable market opportunity
6. Growing policy support globally, most recently through the enactment of the Inflation Reduction Act in the United States

FuelCell Energy
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© 2022 FuelCell Energy Confidential Q&A 17

© 2022 FuelCell Energy Confidential Appendix 18

© 2022 FuelCell Energy Confidential 19 GAAP to Non - GAAP Reconciliation Financial results are presented in accordance with accounting principles generally accepted in the United States (“GAAP”) .. Management also uses non - GAAP measures to analyze and make operating decisions on the business .. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA are non - GAAP measures of operations and operating performance by the Company .. These supplemental non - GAAP measures are provided to assist readers in assessing operating performance .. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis .. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies .. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets .. Adjusted EBITDA adjusts EBITDA for stock - based compensation, restructuring charges and other unusual items such as the non - recurring legal expense related to the settlement of the POSCO Energy legal proceedings recorded during the first quarter of fiscal 2022 , which are considered either non - cash or non - recurring .. While management believes that these non - GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures .. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation .. The Company’s non - GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP .. The following table calculates EBITDA and Adjusted EBITDA and reconciles these figures to the GAAP financial statement measur e N et loss. 1) Includes depreciation and amortization on our Generation portfolio of $ 4 .. 1 million and $ 11 .. 8 million for the three and nine months ended July 31 , 2022 , respectively, and $ 3 .. 3 million and $ 11 .. 2 million for the three and nine months ended July 31 , 2021 , respectively .. 2) Other (income)/expense, net includes gains and losses from transactions denominated in foreign currencies, changes in fair value of derivatives, and other items incurred periodically, which are not the result of the Company’s normal business operations .. 3) The Company recorded legal fees of $ 24 million related to a legal settlement during the nine months ended July 31 , 2022 , which was recorded as an administrative and selling expense ..

FuelCell Energy Operating Portfolio and Project Backlog Overview

Operating Generation Portfolio as of July 31, 2022

PROJECT NAME	POWER OFF-TAKER	LOCATION	RATED CAPACITY[1] (MW)	ACTUAL COMMERCIAL OPERATION DATE	PPA TERM (YEARS)
Central CT State University ("CCSU")	CCSU (CT University)	New Britian, CT	1.4	FQ2'12	15
UCI Medical Center	UCI Medical Center	Orange, CA	1.4	FQ1'16	19
Riverside Regional Water Quality Control Plant	City of Riverside (CA Municipality)	Riverside, CA	1.4	FQ4'16	20
Pfizer, Inc.	Pfizer, Inc.	Groton, CT	5.6	FQ4'16	20
Santa Rita Jail	Alameda County, California	Dublin, CA	1.4	FQ1'17	20
Bridgeport Fuel Cell Project	Connecticut Light and Power (CT Utility)	Bridgeport, CT	14.9	FQ1'13	15
Tulare BioMAT	Southern California Edison (CA Utility)	Tulare, CA	2.8	FQ1'20	20
Triangle Street	Tariff- Eversource (CT Utility)	Danbury, CT	3.7	FQ2'20	Tariff
San Bernardino	San Bernardino Municipal Water Dept.	San Bernardino, CA	1.4	FQ3'21	20
LIPA Yaphank Project	PSEG/LIPA, LI NY (Utility)	Long Island, NY	7.4	FQ1'22	18
Total MW Operating:			**41.4**		

Projects in Process as of July 31, 2022

PROJECT NAME	POWER OFF-TAKER	LOCATION	RATED CAPACITY[1] (MW)	PPA TERM (YEARS)
Groton Sub Base	CMEEC (CT Electric Co-op)	Groton, CT	7.4	20
Toyota	Southern California Edison, Toyota	Los Angeles, CA	2.3	20
CT RFP-2	Eversource/United Illuminating (CT Utilities)	Derby, CT	14.0	20
CT RFP-1	Eversource/United Illuminating (CT Utilities)	Hartford, CT	7.4	20
Derby (SCEF)	Eversource/United Illuminating (CT Utilities)	Derby, CT	2.8	20
Hartford (SCEF)	Eversource/United Illuminating (CT Utilities)	Hartford, CT	1.0	20
Total MW In Process:			**34.9**	

[1] Rated capacity is the platform's design rated output as of the date of initiation of commercial operations

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